HII Q3 2023 Earnings November 2, 2023 Chris Kastner President and Chief Executive Officer Tom Stiehle Executive Vice President and Chief Financial Officer Exhibit 99.2

Cautionary Statement Regarding Forward-looking Statements 2 Statements in this presentation, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," and similar words or phrases or the negative of these words or phrases. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable when made, we cannot guarantee future results, levels of activity, performance, or achievements. There are a number of important factors that could cause our actual results to differ materially from the results anticipated by our forward-looking statements, which include, but are not limited to: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); significant delays in appropriations for our programs and U.S. government funding more broadly; our ability to estimate our future contract costs, including cost increases due to inflation, and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks; our ability to attract, train and retain a qualified workforce; disruptions impacting global supply, including those resulting from the ongoing conflict between Russia and Ukraine; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2022 and our other filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

HII Q3 2023 Highlights

- Record third quarter revenues of $2.8 billion, up 7.2% YoY
- Contract awards of $5.4 billion, resulting in backlog of approximately $49 billion
- Diluted EPS of $3.70 for the quarter

Ingalls Shipbuilding Highlights

- Launched amphibious assault ship *Bougainville* (LHA 8)
- Authenticated keel of amphibious assault ship *Fallujah* (LHA 9)
- Completed acceptance trials for National Security Cutter *Calhoun* (NSC 10)
- Launched and christened guided missile destroyer *Ted Stevens* (DDG 128)
- Awarded $155 million contract for the modernization of USS *Zumwalt* (DDG 1000)
- Awarded the contracts for seven *Arleigh Burke*-class (DDG 51) destroyers

Newport News Shipbuilding Highlights

- Authenticated keel of *Virginia*-class submarine *Oklahoma* (SSN 802)
- Reached pressure hull complete on *Virginia*-class submarine *Arkansas* (SSN 800)
- Awarded $528 million contract to support maintenance of nuclear-powered aircraft carriers ported in San Diego

Mission Technologies Highlights

- Awarded $1.4 billion joint network engineering and emerging operations task order
- Awarded $347 million contract for Lionfish Small Unmanned Undersea Vehicle
- Awarded $244 million task order to integrate Minotaur software products into maritime platforms

	Q3 2023	Change from Q3 2022
Shipbuilding Revenue[1]	$2.2B	↑ 4.6%
Mission Technologies Revenue	$685M	↑ 15.1%



Ingalls Shipbuilding launched and christened flight III *Arleigh Burke*-class guided missile destroyer, *Ted Stevens* (DDG 128) in Q3.

[1] Non-GAAP measures. See appendix for definitions and reconciliations.

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Mission Technologies Q3 Wins

- **$1.4 billion** Joint Network Engineering and Emerging Operations (J-NEEO) task order under the General Services Administration's ASTRO contract
- **$347 million** Lionfish Small Unmanned Undersea Vehicle production, training, and engineering
- **$244 million** U.S. Navy, U.S. Marine Corps and U.S. Coast Guard task order to integrate Minotaur software products into maritime platforms
- **$138 million** U.S. Air Force Life Cycle Management Center Bombers Directorate (AFLCMC/WB) recompete task order
- **$134 million** U.S. Navy Naval Surface Warfare Center Software Dahlgren, integrated training systems, software development contract
- **$84 million** National Geospatial Agency's (NGA) IT enterprise cloud migration ***[Awarded in Q2]***
- **$79 million** Missile Defense Agency technical, engineering, advisory & management support (TEAMS), next agency, advisory & analytical support (A3) contract

Note – contract values are potential Total Contract Value (TCV)


EXIT

A U.S. Coast Guard Air and Marine Operations crew aboard a King Air 350, uses Minotaur

Mission Technology Year to Date potential TCV bookings over $5 billion

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Upcoming Shipbuilding Milestones[1]

2023

- **Ingalls**
  - ✓ Complete sea trials and deliver DDG 125 (*Jack H. Lucas*)
  - ✓ Launch DDG 128 (*Ted Stevens*)
  - ✓ Launch LHA 8 (*Bougainville*)
  - ▪ Complete sea trials and deliver LPD 29 (*Richard M. McCool Jr.*)
  - ✓ Complete sea trials and deliver NSC 10 (*Calhoun*)
- **Newport News**
  - ✓ Re-deliver CVN 73 (USS *George Washington*)
  - ▪ Deliver SSN 796 (*New Jersey*)
  - ▪ Float off SSN 798 (*Massachusetts*)

2024

- **Ingalls**
  - ▪ Complete sea trials and deliver DDG 128 (*Ted Stevens*)- moving to early 2025
  - ▪ Launch DDG 129 (*Jeremiah Denton)*
  - ▪ Launch LPD 30 (*Harrisburg*)
- **Newport News**
  - ▪ Deliver SSN 798 (*Massachusetts*)
  - ▪ Float off SSN 800 (*Arkansas*)
  - ▪ Ship final module of SSN 801 (*Utah*)

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[1] All milestones are based upon current expectations and subject to change based upon future events. List is alphabetical by program designation.

6 HII Q3 2023 Consolidated Results • Revenue grew $190M or 7.2% YoY driven primarily by growth at Mission Technologies and Ingalls Shipbuilding CONSOLIDATED REVENUE ($M) OPERATING INCOME ($M) & MARGIN 5.6% • Operating income increased $41M YoY primarily due to higher segment operating income, favorable changes to the operating FAS/CAS adjustment and favorable changes to non-current state income taxes $2,626 $2,816 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q3 22 Q3 23 $131 $172 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q3 22 Q3 23 5.0% 6.1%

7 HII Q3 2023 Segment Results Newport News Shipbuilding Ingalls Shipbuilding Mission Technologies 1 Non-GAAP measures. See appendix for definitions and reconciliations. REVENUE ($M) SEGMENT OPERATING INCOME ($M) & MARGIN1 REVENUE ($M) REVENUE ($M) SEGMENT OPERATING INCOME ($M) & MARGIN1 SEGMENT OPERATING INCOME ($M) & MARGIN1 16.1% 9.8% 6.6% 6.3% 4.2% 1.4% Revenue + Amphibious assault ships + Surface combatants Operating Income + Higher volumes + Favorable contract adjustments Revenue + Aircraft carrier construction - Aircraft carrier RCOH Operating Income - Contract incentives earned on Columbia-class program in Q3 2022 + Virginia class submarine improved performance Revenue + Mission based solutions (C5ISR, Cyber, Electronic Warfare & Space) Operating Income + Higher volumes + Improved performance in unmanned systems $623 $711 $0 $200 $400 $600 $800 Q3 22 Q3 23 $50 $73 $0 $20 $40 $60 $80 Q3 22 Q3 23 8.0% 10.3% $1,445 $1,453 $0 $500 $1,000 $1,500 $2,000 Q3 22 Q3 23 $102 $90 $0 $20 $40 $60 $80 $100 $120 Q3 22 Q3 23 7.1 6.2% $595 $685 $0 $200 $400 $600 $800 Q3 22 Q3 23 $14 $24 $0 $5 $10 $15 $20 $25 $30 Q3 22 Q3 23 2.4% 3.5%

$0 $10 $20 $30 $40 $50 $60 $70 $80 Q3 22 Q3 23 Dividends Share Repurchases (at cost) 8 HII Q3 2023 Capital Deployment CASH FLOW GENERATION ($M) SHAREHOLDER DISTRIBUTIONS ($M) TOTAL $71 Q3 23 • Cash balance of $109 million and liquidity of $1.6 billion at quarter end • Net capital expenditures were 1.5% of revenues in the quarter • Cash contributions to pension and other postretirement benefit plans of $11 million • $71 million distributed to shareholders in the quarter • Paid dividends totaling $50 million • Repurchased 100 thousand shares at an aggregate cost of $21 million 1 Non-GAAP measure. See appendix for definition and reconciliation. TOTAL $62 ($19) $335 ($77) ($42) ($96) $293 ($150) ($100) ($50) $0 $50 $100 $150 $200 $250 $300 $350 $400 Cash from Ops. CAPEX Free Cash Flow Q3 22 1

2024 Net Pension & PRB Income Sensitivities ($M) FAS 0% 2.5% 4.6%(1) 6.0% 7.5% -25 bps (48) (17) 8 24 41 0 bps (29) 0 24 40 53 +25 bps (13) 15 37 48 60 +50 bps 2 27 44 55 66 +62 bps 8 31 47(1) 57 66 +75 bps 14 34 50 59 67 +100 bps 20 38 52 59 67 CAS(3) 50 50 50(1) 50 50 1. Impact on 2024 FAS income from lower asset experience is mostly offset by higher discount rate, while CAS expense remains flat (based on 9/30/2023 estimates) 2. Increase in discount rate of 62 bps from prior Outlook, dated 2/9/2023. As of 9/30/2023, the composite FAS discount rate is 6.09% for pension and 6.08% for other postretirement benefit plans. 3. Due to the adoption of safe harbor and the current level of funding relief, interest rate movement has little impact on 2024 CAS expense. CAS expense is primarily attributable to the unfunded other postretirement benefit plans and the non-qualified pension plan. Therefore, changes in the 2023 asset return for qualified pension plans has no impact to CAS expense. D is c o u n t R a te C h a n g e (2) 2023 Actual Asset Return 9

HII Free Cash Flow[1,2] & Capital Allocation[3]

FREE CASH FLOW[1] FY20-24
(assumes Sec. 174 is not deferred or repealed)

~$1.2B over FY23 & FY24



$757M
$449M
$494M
~$500M
~$700M
FY20
FY21
FY22
FY23E
FY24E

- Committed to investment grade rating; Targeting ≤2x Debt/EBITDA[1] by year-end 2024
- Continued dividend growth at a low to mid-single digit growth rate
- Balanced share repurchases; ~$0.95B authorization remaining through 2024
- Continue to evaluate targeted M&A; No significant capability gaps today
- Target ~$300M cash balance
- Committed to return substantially all 2023 - 2024 free cash flow[1] to shareholders after planned debt repayment
  - ✓ Repaid $400M Senior Note In August 2023
  - ✓ $109M cash balance at Q3 2023 quarter end
  - Remaining $170M term loan due Aug. 2024
  - $84M Miss. Econ. Dev. bond due May 2024

[1] Non-GAAP measure. See appendix for definition. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.
[2] Free cash flow outlook assumes the requirement to capitalize R&D expenditures for tax purposes is not deferred or repealed.
[3] The financial outlook, expectations and other forward looking statements provided by the company for 2023 and beyond reflect the company's judgment based on the information available at the time of this presentation.

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11 HII 2023 Outlook1 FY23 Outlook Shipbuilding Revenue2 $8.5B - $8.6B Shipbuilding Operating Margin2 7.7% - 8.0% Mission Technologies Revenue ~$2.55B Mission Technologies Segment Operating Margin2 2.5% - 3.0% Mission Technologies EBITDA Margin2 8.0% - 8.5% Operating FAS/CAS Adjustment ($70M) Non-current State Income Tax Benefit3 ~$8M Interest Expense ($100M) Non-operating Retirement Benefit $149M Effective Tax Rate ~21% Depreciation & Amortization ~$365M Capital Expenditures ~3.0% of Sales Free Cash Flow2,4 ~$500M FY23 OUTLOOK1 1 The financial outlook, expectations and other forward looking statements provided by the company for 2023 and beyond reflect the company's judgment based on the information available at the time of this presentation. 2 Non-GAAP measures. See appendix for definitions. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results. 3 Outlook is based on current tax law. Repeal or deferral of requirement to capitalize R&D expenditures would result in elevated non-current state income tax expense. 4 Outlook is based on current tax law and assumes the requirement to capitalize R&D expenditures for tax purposes is not deferred or repealed. • Increasing midpoint of shipbuilding revenue2 guidance by $50 million, to $8.5 - $8.6B • Increasing Mission Technologies revenue guidance by $50 million, to ~$2.55B • Reaffirming shipbuilding operating margin2 and Mission Technologies segment operating2 and EBITDA margin2 guidance • Increasing FY23 free cash flow2 guidance

INVESTMENT THESIS POSITIONED FOR SUCCESS FOCUSED ON EXECUTION Historic backlog and positioning provide strong visibility Consistent long-term shipbuilding growth profile Reshaped Mission Technologies portfolio to address evolving customer needs in high growth markets Nearing sustainable free cash flow inflection point Commitment to return substantially all 2023 – 2024 free cash flow to shareholders after planned debt repayment 12

Appendix

14 Non-GAAP Information We make reference to “segment operating income,” “segment operating margin,” “shipbuilding revenue,” “shipbuilding operating margin,” “Mission Technologies EBITDA,” “Mission Technologies EBITDA margin,” “Debt/EBITDA” and “free cash flow.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin are not measures recognized under GAAP. They are measures that we use to evaluate our core operating performance. We believe that shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. When analyzing our operating performance, investors should use shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. We believe these measures are used by investors and are a useful indicator to measure our performance. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, net earnings as a measure of our performance or net cash provided or used by operating activities as a measure of our liquidity. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. Because not all companies use identical calculations, our presentation of shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin may not be comparable to similarly titled measures of other companies. The Debt/EBITDA ratio is not a measure recognized under GAAP. We believe the Debt/EBITDA ratio is useful to management, investors and other users of our financial information in evaluating the total amount of leverage in our capital structure. When analyzing our operating performance, investors should use Debt/EBITDA in addition to, and not as an alternative for, operating income, current portion of long-term debt and long term debt or any other performance measure presented in accordance with GAAP. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.

15 Non-GAAP Measures Definitions Debt/EBITDA is defined as gross debt divided by net earnings before interest expense, income taxes, depreciation and amortization. Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Mission Technologies EBITDA is defined as Mission Technologies segment operating income before interest expense, income taxes, depreciation and amortization. Mission Technologies EBITDA margin is defined as Mission Technologies EBITDA as a percentage of Mission Technologies revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. Certain of the financial measures we present are adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

16 Non-GAAP Reconciliations Segment Operating Income & Segment Operating Margin ($ in millions) 2023 2022 2023 2022 Ingalls revenues 711 623 1,952 1,912 Newport News revenues 1,453 1,445 4,468 4,268 Mission Technologies revenues 685 595 1,954 1,785 Intersegment eliminations (33) (37) (97) (101) Sales and Service Revenues 2,816 2,626 8,277 7,864 Operating Income 172 131 469 460 Operating FAS/CAS Adjustment 19 36 55 108 Non-current state income taxes (4) (1) (12) (1) Segment Operating Income 187 166 512 567 As a percentage of sales and service revenues 6.6% 6.3% 6.2% 7.2 % Ingalls segment operating income 73 50 193 242 As a percentage of Ingalls revenues 10.3% 8.0% 9.9% 12.7 % Newport News segment operating income 90 102 269 277 As a percentage of Newport News revenues 6.2% 7.1% 6.0% 6.5 % Mission Technologies segment operating income 24 14 50 48 As a percentage of Mission Technologies revenues 3.5% 2.4% 2.6% 2.7 % Three Months Ended September 30 September 30 Nine Months Ended

17 Non-GAAP Reconciliations Shipbuilding Revenues & Operating Margin ($ in millions) 2023 2022 2023 2022 Sales and service revenues 2,816 2,626 8,277 7,864 Mission Technologies (685) (595) (1,954) (1,785) Intersegment eliminations 33 37 97 101 Shipbuilding Revenues 2,164 2,068 6,420 6,180 Operating Income 172 131 469 460 Operating FAS/CAS Adjustment 19 36 55 108 Non-current state income taxes (4) (1) (12) (1) Segment Operating Income 187 166 512 567 Mission Technologies (24) (14) (50) (48) Shipbuilding operating income 163 152 462 519 As a percentage of shipbuilding revenues 7.5% 7.4% 7.2% 8.4 % Three Months Ended September 30 September 30 Nine Months Ended

18 Non-GAAP Reconciliations Free Cash Flow ($ in millions) 2023 2022 2023 2022 2022 2021 2020 Net cash provided by operating activities 335 (19) 408 165 766 760 1,093 Less capital expenditures: Capital expenditure additions (53) (77) (164) (179) (284) (331) (353) Grant proceeds for capital expenditures 11 — 14 — 12 20 17 Free cash flow 293 (96) 258 (14) 494 449 757 Three Months Ended September 30 September 30 Nine Months Ended Year Ended December 31

19 Non-GAAP Reconciliations Mission Technologies EBITDA & EBITDA Margin (in millions, except per share amounts) 2023 2022 2023 2022 Mission Technologies sales and service revenues 685 595 1,954 1,785 Mission Technologies segment operating income 24 14 50 48 Mission Technologies depreciation expense 2 3 8 8 Mission Technologies amortization expense 27 30 82 90 Mission Technologies state tax expense 3 3 9 9Mission Technologies other, net — — — — Mission Technologies EBITDA 56 50 149 155 Mission Technologies EBITDA margin 8.2% 8.4% 7.6% 8.7 % Three Months Ended Nine Months Ended September 30September 30

Pension Outlook

($ in millions)	2022 (Actual)	2023[3]	Change from prior est.	2024[3]	Change from prior est.
Pension Discount Rate	3.00%	5.47%	N/A	6.09%[4]	62 bps
Expected Long-Term Return on Assets	7.25%	8.00%	N/A	8.00%	N/A
Actual return on Assets	(16.1%)	4.6%[4]		4.6%[4]	
CAS Recoveries Over Cash Contributions[1,2]	$4	$4	$0	$3	N/A
FAS Benefit[1]	$86	$31	$0	$47	N/A
CAS Expense[1]	$45	$48	($2)	$50	($2)
FAS/CAS Adjustment[1]	$131	$79	($2)	$97	($2)
Operating FAS/CAS Adjustment[1]	($145)	($70)	($2)	($50)	($13)
Non-Operating Retirement Income[1]	$276	$149	N/A	$147	($15)
Pension and Post-retirement Benefits Cash Contributions[2]	$41	$44	($2)	$47	($2)

[1] Includes pension & other postretirement benefits.

[2] 2023 projected cash contributions of $44 million include $11 million of discretionary pension contributions ($<1 million qualified; $11 million non-qualified) and $33 million of other postretirement benefits contributions.
2024 projected cash contributions of $47 million include $12 million of discretionary pension contributions ($<1 million qualified; $12 million non-qualified) and $35 million of other postretirement benefits contributions.

[3] Projected and subject to change during 2023 and 2024.

[4] Asset Returns and Discount Rate based on September 30, 2023 estimates

20